Exhibit 10.1

STOCK PURCHASE, AMENDMENT AND ISSUANCE AGREEMENT

This Amendment and Issuance Agreement (the “Agreement”), dated as of October 6, 2014, is by and among Northwest Biotherapeutics, Inc., a Delaware corporation (the “Company”), and the undersigned holder (the “Holder”) of those certain rights to purchase additional shares of Common Stock pursuant to Section 2.2 of the Securities Purchase Agreement (“Purchase Agreement”), dated April 9, 2014, by and among the Company and the Holder (“Overallotment Right”).

WHEREAS, the Overallotment Right gives the Holder the right to Purchase up to $17,045,460 in shares of Common Stock at an exercise price of $7.50;

WHEREAS, the Holder desires to purchase and the Company desires to sell, additional shares of Common Stock; and

WHEREAS, in connection with such purchase and sale of additional Common Stock, the parties wish to replace the Overallotment Right with a Warrant (“Warrant”) and amend certain terms thereof as provided herein.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Holders and the Company agree as follows:

article I

definitions

Section 1.1       Definitions. Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the Purchase Agreement.

ARTICLE II

STOCK PURCHASE,

AMENDMENTS AND OTHER AGREEMENTS

Section 2.1           Stock Purchase. Holder hereby agrees to purchase 2,272,727 shares of Common Stock (the “Purchase Shares”) at a purchase price of $5.05 per share ($11,477,271.35) in the aggregate). At the Closing (as defined below), the Holder shall deliver the aggregate cash exercise price for such Purchase Shares to the bank account designated in writing by the Company. At the Closing, the Company shall deliver to the Holder the Purchase Shares via DWAC to the DTC Account of the Holder as set forth on the Holder’s signature page hereto. The issuance of the Purchase Shares to the Holder are registered for sale pursuant to the effective registration statement Commission File No. 333-185898 and shall have no restrictions on resale.

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Section 2.2           Issuance of Warrant. As consideration for the purchase of the Purchase Shares hereunder, the parties hereby agree to terminate and cancel the existing Overallotment Right and issue in lieu of such Overallotment Right the Warrant to purchase up to 2,735,000 shares of Common Stock, with an exercise price of $5.15 and a term of exercise of 2.5 years commencing 6 months following issuance, otherwise in the form attached hereto as Exhibit A hereto (the “Warrant”). The shares of Common Stock underlying such Warrant shall be referred to herein as the “Warrant Shares”. The date of the closing of the purchase and sale of the Purchase Shares, and other transactions contemplated hereunder (including issuance of the Warrant) shall occur within 2 Trading Days of the Date hereof and be referred to as the “Closing”.

Section 2.3           Filing of Form 8-K and Prospectus Supplement. The Company shall (a) by 9:00 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby (the “Press Release”) and file a prospectus supplement relating to the Purchase Shares, and (b) file a Current Report on Form 8-K within the time required by the Exchange Act. From and after the issuance of the Press Release, the Holder shall not be in possession of any material, nonpublic information received from the Company or any of its respective officers, directors, employees or agents, that is not disclosed in the Press Release. So long as the Warrant is outstanding, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide the Holder or its agents or counsel with any information that the Company believes constitutes material non-public information without the express written consent of the Holder.

Section 2.4           Subsequent Equity Sales. From the date hereof until 21 days after the Closing, neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance (including the filing of a registration statement) of any shares of Common Stock or Common Stock Equivalents other than Exempt Issuances, which Exempt Issuances for purposes hereof shall include shares issuable upon conversion of the Company’s 5.00% Convertible Senior Notes due 2017; provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities. Notwithstanding the foregoing, this Section 2.4 shall not apply in respect of an Exempt Issuance.

Section 2.5           Registration of Warrant Shares. On or prior to the 30th day following the Closing, the Company shall prepare and file with the Commission a registration statement (“Resale Registration Statement”) covering the resale of all of the Warrant Shares for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act. The Resale Registration Statement filed hereunder shall be on Form S-3. The Company shall use its best efforts to cause such Resale Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and shall use its best efforts to keep such Resale Registration Statement continuously effective under the Securities Act until all Warrant Shares covered by such Resale Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 (assuming cashless exercise of the Warrant). At least 2 Trading Days prior to filing the Resale Registration Statement, the Company shall have provided the Holder a copy of the Resale Registration Statement for its review and incorporated any comments reasonably provided by the Holder. Notwithstanding anything herein to the contrary, to the extent that the Resale Registration Statement is not filed within 30 days of the Closing, is not declared effective within 90 days of the Closing or is suspended for any reason thereafter during the term of the Warrant, the term of the Warrant shall be extended by an equivalent number of days past such deadlines that the Resale Registration Statement is not filed or effective, as applicable, and in no event shall the Warrant terminate on a date where there is no effective Resale Registration Statement available for the sale of Warrant Shares by the Holder.

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Section 2.6           Transfer Restrictions.

(a)          The Warrant and Warrant Shares (“Securities”) may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Holder or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Holder under this Agreement.

(b)          The Holder agrees to the imprinting, so long as is required by this Section 2.6, of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

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The Company acknowledges and agrees that the Holder may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, the Holder may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the Holder’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.

(c)          Certificates evidencing the Warrant Shares shall not contain any legend, (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Warrant Shares pursuant to Rule 144, (iii) if such Warrant Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Warrant Shares and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) (“Effective Date”). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, or if such Shares or Warrant Shares may be sold under Rule 144 and the Company is then in compliance with the current public information required under Rule 144, or if the Warrant Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares or Warrant Shares or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Warrant Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 2.6, it will, no later than three Trading Days following the delivery by the Holder to the Company or the Transfer Agent of a certificate representing Warrant Shares, as the case may be, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Holder a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 2.6. The Company shall pay all fees and expenses of the Transfer Agent or any required legal opinions in connection with the removal of such legend. Certificates for Securities subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company System as directed by such Holder.

Section 2.7           Public Reports. Until the earliest of the time that (i) no Holder owns Securities or (ii) the Warrants have expired, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

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Section 2.8           Conditions to Holder’s Obligations. The obligations of the Holder hereunder in connection with the Closing are subject to the following conditions being met:

(a)          the accuracy in all material respects on the date of the Closing of the representations and warranties of the Company contained herein;

(b)          the Registration Statement registering the issuance of the Purchase Shares shall be effective as of the Closing and the Company shall have filed a prospectus supplement to such registration statement permitting the sale of the Purchase Shares;

(c)          all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing shall have been performed;

(d)          the delivery of a Secretary’s Certificate, attaching the Board of Directors resolutions approving the transactions contemplated hereby;

(e)          there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(f)          from the date hereof to the Closing, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Holder, makes it impracticable or inadvisable to consummate the transactions hereunder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1           Representations and Warranties of the Company. The Company hereby makes the representations and warranties set forth below to the Holder that as of the date of its execution of this Agreement:

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(a)               Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Company and no further action is required by such Company, its board of directors or its stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)              No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(c)                Organization; Capitalization. The Company is a duly organized and validly existing corporation in good standing under the laws of the State ofDelaware. The Warrants and Warrant Shares, when issued in accordance with the terms of this Agreement and the Warrants, will be duly authorized, validly issued, fully paid and nonassessable.

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(d)              Issuance of the Warrants; Registration of Purchase Shares. The Warrants are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Warrant Shares underlying the Warrants, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrant. The Company has prepared and filed a registration statement(s) in conformity with the requirements of the Securities Act, which is currently effective and available for use by the Company for the sale, or by the Holder for resale, as the case may be, of the Purchase Shares pursuant to cancellation of the Overallotment Right. No stop order preventing or suspending the effectiveness of such registration statement or suspending or preventing the use of the prospectuses thereunder has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. At the time such registration statements and any amendments thereto became effective, at the date of this Agreement and at the Closing, such registration statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus and any amendments or supplements thereto, at time such prospectus or any amendment or supplement thereto was issued and at the Closing, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)               Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Holder or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information. The Company understands and confirms that the Holder will rely on the foregoing representations in effecting transactions in the Purchase Shares and the Warrant Shares. All disclosure provided to the Holder regarding the Company and its Subsidiaries, their business and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(f)               Survival and Bring Down. The Company expressly reaffirms that each of the representations and warranties set forth in the Purchase Agreement (as supplemented or qualified by the disclosures in any disclosure schedule to the Purchase Agreement), continues to be true, accurate and complete in all material respects as of the date hereof (except as set forth in any subsequent filings by the Company with the SEC or in the disclosure schedules attached hereto, if any) (the “Bring Down Disclosure Schedule”), and except for any representation and warranty made as of a certain date, in which case such representation and warranty shall be true, accurate and complete as of such date), and the Company hereby remakes and incorporates herein by reference each such representation and warranty (as qualified by the Bring Down Disclosure Schedule) as though made on the date of this Agreement. Further, for clarity, the term “Transaction Documents” as defined under the Purchase Agreement shall expressly include this Agreement.

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Section 3.2           Representations and Warranties of the Holder. The Holder hereby makes the representations and warranties set forth below to the Company that as of the date of its execution of this Agreement:

(a)               Due Authorization. The Holder represents and warrants that (i) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its behalf and (ii) this Agreement has been duly executed and delivered by the Holder and constitutes the valid and binding obligation of the Holder, enforceable against it in accordance with its terms.

(b)              No Conflicts. The execution, delivery and performance of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Holder’s organizational or charter documents, or (ii) conflict with or result in a violation of any agreement, law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority which would interfere with the ability of the Holder to perform its obligations under this Agreement.

(c)               Own Account. Such Holder understands that the Warrants and the Warrant Shares, when issued, will be “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Warrants and Warrant Shares as principal for its own account and not with a view to or for distributing or reselling such Warrants and Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Warrants and Warrant Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Warrants or Warrant Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Holder’s right to sell the Warrants and Warrant Shares pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws). Such Holder is acquiring the Warrants and Warrant Shares hereunder in the ordinary course of its business.

(d)              Holder Status. At the time such Holder was offered the Warrants, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act.

(e)               General Solicitation. Such Holder is not entering into this Agreement as a result of any advertisement, article, notice or other communication regarding the transactions contemplated hereunder published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

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ARTICLE IV

MISCELLANEOUS

Section 4.1           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made in accordance with the provisions of the Purchase Agreement.

Section 4.2           Survival. All warranties and representations (as of the date such warranties and representations were made) made herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the parties hereto and shall survive the exercise of the Overallotment Right and the issuance of the Warrants. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; provided however that no party may assign this Agreement or the obligations and rights of such party hereunder without the prior written consent of the other parties hereto.

Section 4.3           Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

Section 4.4           Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

Section 4.5           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined pursuant to the Governing Law provision of the Warrant.

Section 4.6           Entire Agreement. The Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 4.7           Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

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Section 4.8           Termination.  This Agreement may be terminated by the Holder, or terminated by the Company, by written notice to the other parties, if the Closing has not been consummated without breach hereof by the terminating party on or before October 10, 2014; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

Section 4.10         Fees and Expenses. Except as expressly set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Warrants or Warrant Shares.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Northwest Biotherapeutics, Inc.

By:
Name:
Title:

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[holder SIGNATURE PAGES TO NWBO

AMENDMENT AND ISSUANCE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: ___________________________________________________________________________

Signature of Authorized Signatory of Holder: _____________________________________________________

Name of Authorized Signatory: ________________________________________________________________

Title of Authorized Signatory: _________________________________________________________________

Email Address of Holder: _____________________________________________________________________

DTC Instructions for Overallotment Shares:

Address for Delivery of Warrants:

Number of Overallotment Shares: ______________

Aggregate Exercise Price: $______________

Warrants (100% of Overallotment Shares): _________________

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